Thrivent Small-Mid Cap ESG ETF

Schedule of Investments as of June 30, 2024(unaudited)

Shares	Common Stock 97.5%	Value
Consumer Discretionary 13.3%
36,983	Modine Manufacturing Co. [a]	$3,705,327
403	NVR, Inc. [a]	3,058,189
24,668	Patrick Industries, Inc.	2,677,711
113,003	Savers Value Village, Inc. [a]	1,383,157
47,748	SharkNinja, Inc.	3,588,262
33,357	Skyline Champion Corp. [a]	2,259,937
12,141	Tractor Supply Co.	3,278,070
36,435	Wyndham Hotels & Resorts, Inc.	2,696,190
	Total	22,646,843
Consumer Staples 3.4%
197,645	Coty, Inc. Class A [a]	1,980,403
35,114	Darling Ingredients, Inc. [a]	1,290,439
115,016	Grocery Outlet Holding Corp. [a]	2,544,154
	Total	5,814,996
Energy 1.4%
90,228	TechnipFMC plc	2,359,462
	Total	2,359,462
Financials 14.1%
19,267	Arch Capital Group, Ltd. [a]	1,943,848
48,421	Banner Corp.	2,403,618
51,503	Enterprise Financial Services Corp.	2,106,988
174,966	FNB Corp.	2,393,535
4,182	Kinsale Capital Group, Inc.	1,611,241
59,089	OneMain Holdings, Inc.	2,865,226
23,538	Raymond James Financial, Inc.	2,909,532
63,121	Synovus Financial Corp.	2,536,833
60,635	TPG, Inc.	2,513,321
32,746	Triumph Financial, Inc. [a]	2,676,985
	Total	23,961,127
Health Care 9.0%
8,283	Align Technology, Inc. [a]	1,999,765
42,699	Bio-Techne Corp.	3,059,383
25,058	Haemonetics Corp. [a]	2,073,048
8,598	ICON plc [a]	2,695,215
13,402	Labcorp Holdings, Inc.	2,727,441
187,760	Maravai LifeSciences Holdings, Inc. Class A [a]	1,344,362
52,690	Progyny, Inc. [a]	1,507,461
	Total	15,406,675
Industrials 25.3%
16,658	Advanced Drainage Systems, Inc.	2,671,777
69,564	Barnes Group, Inc.	2,880,645
145,849	CECO Environmental Corp. [a]	4,207,744
61,677	Core & Main, Inc. Class A [a]	3,018,472
36,369	FTAI Aviation, Ltd.	3,754,372
171,481	Gates Industrial Corp. plc [a]	2,711,115
46,605	Limbach Holdings, Inc. [a]	2,653,223
46,518	nVent Electric plc	3,563,744
11,603	Quanta Services, Inc.	2,948,206
18,977	Regal Rexnord Corp.	2,566,070
7,289	Saia, Inc. [a]	3,457,100
44,592	Timken Co.	3,573,157
Shares	Common Stock 97.5%	Value
Industrials 25.3% – continued
32,338	TransUnion	$2,398,186
16,874	WESCO International, Inc.	2,674,866
	Total	43,078,677
Information Technology 18.5%
70,938	Amkor Technology, Inc.	2,838,939
26,480	ASGN, Inc. [a]	2,334,742
47,397	Bel Fuse, Inc. Class B	3,092,180
66,599	Celestica, Inc. [a]	3,818,121
20,703	Entegris, Inc.	2,803,186
2,359	Fair Isaac Corp. [a]	3,511,749
18,188	Insight Enterprises, Inc. [a]	3,607,772
95,897	Kyndryl Holdings, Inc. [a]	2,523,050
24,265	Lattice Semiconductor Corp. [a]	1,407,127
11,472	Littelfuse, Inc.	2,932,128
8,598	Zebra Technologies Corp. Class A [a]	2,656,180
	Total	31,525,174
Materials 7.5%
25,833	Eastman Chemical Co.	2,530,859
103,985	Element Solutions, Inc.	2,820,073
51,143	Ingevity Corp. [a]	2,235,461
24,038	Steel Dynamics, Inc.	3,112,921
59,248	Summit Materials, Inc. Class A [a]	2,169,069
	Total	12,868,383
Real Estate 3.5%
14,003	Extra Space Storage, Inc.	2,176,206
54,646	National Storage Affiliates Trust	2,252,508
34,689	Rexford Industrial Realty, Inc.	1,546,783
	Total	5,975,497
Utilities 1.5%
86,870	NiSource, Inc.	2,502,725
	Total	2,502,725
	Total Common Stock (Cost $153,880,951)	166,139,559

Shares or Principal Amount	Short-Term Investments 2.5%	Value
100,000	U.S. Treasury Bills, 5.27%, 07/02/2024 [b]	99,985
4,100,000	U.S. Treasury Bills, 5.30%, 07/16/2024 [b]	4,091,023
	Total Short-Term Investments (Cost $4,191,058)	4,191,008
	Total Investments (Cost $158,072,009) 100.0%	170,330,567
	Other Assets and Liabilities, Net 0.0%	1,642
	Total Net Assets 100.0%	$170,332,209

a	Non-income producing security.
b	The interest rate shown reflects the yield.

Definitions:
plc	–	Public Limited Company.
The accompanying Notes to Schedule of Investments are an integral part of this schedule.

Thrivent Small-Mid Cap ESG ETF

Schedule of Investments as of June 30, 2024(unaudited)
Fair Valuation Measurements
The following table is a summary of the inputs used, as of June 30, 2024, in valuing Thrivent Small-Mid Cap ESG ETF's assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	$22,646,843	$22,646,843	$—	$—
Consumer Staples	5,814,996	5,814,996	—	—
Energy	2,359,462	2,359,462	—	—
Financials	23,961,127	23,961,127	—	—
Health Care	15,406,675	15,406,675	—	—
Industrials	43,078,677	43,078,677	—	—
Information Technology	31,525,174	31,525,174	—	—
Materials	12,868,383	12,868,383	—	—
Real Estate	5,975,497	5,975,497	—	—
Utilities	2,502,725	2,502,725	—	—
Short-Term Investments	4,191,008	—	4,191,008	—
Total Investments at Value	$170,330,567	$166,139,559	$4,191,008	$—
The accompanying Notes to Schedule of Investments are an integral part of this schedule.

Notes to Schedule of Investments

as of June 30, 2024
(unaudited)
SIGNIFICANT ACCOUNTING POLICIES
Valuation of Investments — Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the last sale price on the principal exchange as of the close of regular trading on such exchange or the official closing price of the national market system. Over-the-counter securities and listed securities for which no price is readily available are valued at the current bid price considered best to represent the value at that time. Security prices are based on quotes that are obtained from an independent pricing service approved by the Board. Securities which cannot be valued by the approved pricing service are valued using valuations obtained from dealers that make markets in the securities. Investments in open-ended mutual funds are valued at their net asset value at the close of each business day.
The Board has delegated responsibility for daily valuation of the Fund's securities to Thrivent Asset Management, LLC (the “Adviser”). The Adviser has formed a Valuation Committee (the “Committee”) that is responsible for overseeing the Fund’s valuation policies in accordance with Valuation Policies and Procedures. The Committee meets on a monthly and on an as-needed basis to review price challenges, price overrides, stale prices, shadow prices, manual prices, and other securities requiring fair valuation.
The Committee monitors for significant events occurring prior to the close of trading on the New York Stock Exchange that could have a material impact on the value of any securities that are held by the Fund. Examples of such events include trading halts, national news/events, and issuer-specific developments. If the Committee decides that such events warrant using fair value estimates, the Committee will take such events into consideration in determining the fair value of such securities. If market quotations or prices are not readily available or determined to be unreliable, the securities will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board.
In accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), the various inputs used to determine the fair value of the Fund's investments are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities, typically included in this level are U.S. equity securities, futures, options and registered investment company funds. Level 2 includes other significant observable inputs such as quoted prices for similar securities, interest rates, prepayment speeds and credit risk, typically included in this level are fixed income securities, international securities, swaps and forward contracts. Level 3 includes significant unobservable inputs such as the Adviser’s own assumptions and broker evaluations in determining the fair value of investments. The valuation levels are not necessarily an indication of the risk associated with investing in these securities or other investments. Investments measured using net asset value per share as a practical expedient for fair value and that are not publicly available-for-sale are not categorized within the fair value hierarchy.
Foreign Currency Translation — The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities that are denominated in foreign currencies are translated into U.S. dollars at the daily closing rates of exchange.
Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. Net realized and unrealized currency gains and losses are recorded from closed currency contracts,  disposition of foreign currencies, exchange gains or losses between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The Fund does not separately report the effect of changes in foreign exchange rates from changes in prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.
For federal income tax purposes, the Fund treats the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the changes in foreign exchange rates between the trade date and settlement date as ordinary income.
Additional information for the Fund's policy regarding valuation of investments and other significant accounting policies can be obtained by referring to the Fund's most recent annual or semiannual shareholder report.